Exhibit 99.2
 Alliance Data NYSE: ADS  First Quarter 2019 ResultsApril 25, 2019

 11  2  Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements we make regarding additional strategic initiatives, the pending Epsilon transaction and whether closing conditions for such transaction will be satisfied or waived and the expected use of proceeds therefrom, our expected operating results, future economic conditions including currency exchange rates, future dividend declarations and the guidance we give with respect to our anticipated financial performance. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Further risks and uncertainties include, but are not limited to, the pending transaction involving Epsilon, whether such transaction will be completed, the possibility that closing conditions for the transaction may not be satisfied or waived, the impact of additional strategic initiatives on us or our business if any transactions are undertaken, and whether the benefits of such transactions can be achieved.Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

 Agenda  Speakers: Ed Heffernan President and CEO Charles Horn EVP and CFO Consolidated ResultsSegment Results2019 Outlook2019 Updated Guidance  1  3

 Q1, 2019 Consolidated Results(MM, except per share)  2  4    Quarter Ended March 31,          2019  2018  % Change    Revenue  $1,334  $1,382  -3%    Income from continuing operations  $174  $177  -1%    Income from continuing operations per diluted share (EPS)  $3.28  $3.17  +3%    Core EPS  $3.72  $3.95  -6%              Adjusted EBITDA  $423  $435  -3%    Adjusted EBITDA, net  $317  $347  -9%              Diluted shares outstanding  53.2  55.7      *************************************************************************************          Results Prior to Discontinued Operations Classification          Revenue  $1,824  $1,884  -3%    Core EPS  $4.07  $4.44  -8%

   Quarter Ended March 31,            2019    2018  % Change    Revenue:             LoyaltyOne®  $204    $226  -10%  Unfavorable FX of $14mm; shift to net revenue of $9mm    Card Services  $1,130    $1,155  -2%       $1,334    $1,381  -3%                Adjusted EBITDA, net:             LoyaltyOne  $55    $54  +2%  Unfavorable FX of $3mm   Card Services  $295    $319  -7%     Corporate/Other  ($33)    ($26)    Higher medical benefits     $317    $347  -9%                Q1, 2019 Segment Results(MM)  5

Q1, 2019

Overall

- First quarter results consistent with guidance of revenue down mid-single digits and core EPS down high-single digits (includes Epsilon®)
  - Revenue of $1.8 billion, down 3 percent
  - Core EPS of $4.07, down 8 percent
- 1.3 million shares repurchased during quarter (approximately 2 percent of outstanding)
- Corporate leverage ratio of 2.4x

LoyaltyOne

- AIR MILES® revenue and adjusted EBITDA down 12 percent and up 7 percent, on constant currency basis
  - Revenue down 3 percent when adjusted for additional merchandise outsourcing, which triggered net revenue presentation under ASC 606
- AIR MILES issued up 3 percent
- Burn rate of 87 percent compared to 96 percent last year
  - Lower burn rate pressures revenue growth
- BrandLoyalty revenue and adjusted EBITDA up 3 percent and 14 percent, respectively, on constant currency basis
  - Excludes $8 million of restructuring charges at BrandLoyalty in effort to lower fixed cost structure

AllianceData.

©2019 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

6

Q1, 2019

Epsilon

- Signed definitive agreement to sell to Publicis Groupe
- Expect closing by early third quarter
- Key considerations:
  - $4.4 billion in purchase consideration ($4.0 billion excluding tax reimbursement)
  - Certainty and speed of close: 100 percent cash, fully committed financing
  - Ability to drive larger ADS-Publicis relationship post-closing
- Multiple:

Purchase price (with and without tax reimbursement)		$4,400mm	$4,000mm
LTM Epsilon adjusted EBITDA	$463mm		
Epsilon corporate support reduction[1]	(70mm)		
Net adjusted EBITDA		$393mm	$393mm
Implied multiple		11.2x	10.2x

- Use of proceeds:
  - $3.5 billion in net cash (after taxes and fees)
    - $4.4 billion in proceeds less approximately $100 million in fees and $800 million in taxes
      - Net $400 million of tax leakage ($800 million less $400 million reimbursement)
    - Net proceeds to be used for debt retirement and share repurchases

[1] Expected to be eliminated during the remainder of the year.

AllianceData.

©2019 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

7

Q1, 2019

<u>Card Services</u>

- New client signings: Houzz (e-commerce home furnishings); Sephora (beauty) and Burlington (high growth off-mall discount department store)
  - Year-to-date signings at $2 billion vintage
- Attractive and heathier verticals continue to gain share
  - 2015-19 client signings now $5 billion of card receivables; full ramp expected to be $13 billion
    - Omni-channel and strong on-line brands are fueling the growth
- Active client receivable growth of approximately 11 percent
  - 5 percent decline in reported average receivables reflects sale/reclassifications to held-for-sale of non-strategic clients
  - Expect to exit 2019 at 15 percent growth rate
- Credit quality stable to improving
  - Delinquency rate down 10 basis points to 5.25 percent
  - Net principal loss rate of 6.39 percent vs. 6.68 percent last year
    - Tracking to 6 percent or better for full year
  - Commenced retail deposit platform during quarter, a new source of funding
  - ROE target for full-year greater than 30 percent

AllianceData.

©2019 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

8

   Quarter Ended March 31,          2019  2018  Change    Credit sales  $6,315  $6,806  -7%    Average card receivables  $16,850  $17,722  -5%    Normalized average card receivables1  $18,764  $18,627  +1%    Total gross yield (revenue/normalized average card receivables)  24.1%  24.8%  -0.7%    Operating expenses as % of normalized average card receivables2  10.1%  8.8%  +1.3%    Principal loss rates  6.39%  6.68%  -0.3%    Delinquency rate  5.25%  5.35%  -0.1%    Return on equity  32%  30%  +2%    Q1, 2019 Credit Metrics  1 Includes held-for-sale receivables. Drives revenue and operating expenses.2 Mark-to-market on held-for-sale receivables increased this metric by approximately 85 basis points.   9

 Card Services: Average Receivables Growth  10    Reported growth of -5 percentIncludes impact of discontinued programsActive client growth of +11 percent  +11%   Active Clients:  + Discontinued programs:  = Reported: $17.7bn $16.8bn -5%  $15.6bn   $0bn  ~$5bn from 2015+ signings (35 percent growth)    Q1, 2018  Q1, 2019   $15.1bn   $16.8bn   $2.6bn

 Card Services: End of Year Receivables  Billion    $2.1bnremoved  8 year CAGR of 17%  Consistent ROE’s > than 30 percent or 2-3x industry    $17.9  15% exitrate  11

   6  Card Services: Principal Loss Rates  2005 - 2007~ 6%  At Trend  Below Trend  2016~ 5%  2017 ‐ 2019~ 6%  At Trend  Consistent with long-term trend  12  2019

 Revenue     2018A     2019G     Original     $ 7,791     $ 8,100  +4%  Less Epsilon     (2,175)     (2,257)      Revised Guidance     $ 5,616     $ 5,843  +4%                    Core EPS     2018A     2019G     Original     $22.72     $22.00  -3%  Less Epsilon (assumed 1/1/2019):                  Adjusted EBITDA  ($475)     ($474)         Depreciation and amortization   115     121         Allocated interest expense ($1.9bn in senior debt)  102     102         Income taxes   62      61         Core earnings  ($196)     ($190)        Diluted shares outstanding  55.1     53.6               ($3.55)      ($3.53)      Revised guidance      $19.17      $18.47  -4%              Projected adjustments (assumed 1/1/2019):             Corporate expense reductions (post Epsilon)        $1.00 to $1.15     Q1 repurchases (not in original guidance)        $0.40     Additional senior debt pay-down - $500 million use of proceeds         $0.30     Share repurchases - $1.1bn use of proceeds (example of $190 per share, $170 per share) 1         $2.50 to $2.85     Run-rate core EPS        $22.67 to $23.17     Accretion to original guidance        3% to 5%    2019 Revised Guidance  13  1 Accretion depends upon actual repurchase price.

 2019 Revised Guidance  Reported core EPS Bridging from $18.47 to full-year reported earnings require the addition of the partial year accretive impacts from the projected adjustments. Timing and share price considerations will impact the final reported earnings and guidance will be adjusted as implemented. Pro forma run-rate core EPS Assumes share repurchases and corporate expense reductions are also consummated as of January 1, 2019. The Company expects the run-rate to be accretive to the initial $22.00 per share guidance. Run-rate core EPS of $22.67 to $23.17, 3 to 5 percent accretionGAAP EPS run-rate accretion expected to be 3x core   14  Revised core EPS guidance Revenue of $5.8 billon and core EPS of $18.47. Adjusted for reclassification of Epsilon as discontinued operations as of January 1, 2019. Guidance related to the Card Services and Loyalty One remains unchanged.

ADS 2.0 - Summary

1. Card Services:
    - Move towards healthier growth verticals working
        - 2015-19 client signings: $5 billion of card receivables increasing to $13 billion when fully ramped
    - Divestiture/reclassification of non-strategic clients completed in fourth quarter of 2018
        - Removes pressure on growth
    - Reported card receivables growth should equal active card receivables growth in fourth quarter
    - Tracking to end 2019 with $20.5 billion in card receivables, up 15 percent; strong jump-off point for 2020
    - Credit quality stable to improving
        - First quarter delinquency and net principal loss rates better than prior year
    - Target ROE equal or better than 30 percent
2. LoyaltyOne: Tracking to plan
3. Epsilon: Agreement to sell for $4.4 billion
4. Overall:
    - Core EPS run-rate tracking expected to exceed original guidance; GAAP EPS accretion 3x core EPS accretion
    - Pro forma leverage significantly reduced from 2.4x to 1.7x
    - 2020: Strong starting point for Card Services with stronger capital structure

AllianceData.

©2019 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

15

12  16  Financial MeasuresIn addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs, core earnings and core earnings per diluted share (core EPS). Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. The Company uses adjusted EBITDA and adjusted EBITDA, net as an integral part of internal reporting to measure the performance and operational strength of reportable segments and to evaluate the performance of senior management. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, restructuring or strategic transaction costs, amortization of debt issuance and hedging costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations.

 Q & A  17